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THE KOREA FUND, INC.

Semiannual Report
December 31, 1997



A closed-end investment company
seeking long-term appreciation of capital through investment in Korean securities.

The Korea Fund, Inc.
================================================================================
Investment objective and policies

o  long-term capital appreciation through investment in Korean securities

Investment characteristics

o  investments in a broad spectrum of Korean industries

o closed-end investment company o first United States investment company authorized to invest in Korean securities

o a vehicle for international diversification through participation in the Korean economy

General Information
================================================================================
Executive offices
                 The Korea Fund, Inc.
                    345 Park Avenue
                  New York, NY 10154
       For Fund Information: 1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent
For account information: 1-800-426-5523
            State Street Bank and Trust Company
                       P.O. Box 8200
                   Boston, MA 02266-8200

Custodian
   Brown Brothers Harriman & Co.
     Subcustodian-Citibank, N.A.--Seoul office

Legal counsel
   Debevoise & Plimpton

Independent Accountants
   Coopers & Lybrand L.L.P.


New York Stock Exchange Symbol -- KF


Contents
================================================================================
In Brief......................................... 3
Letter to Shareholders........................... 3
Other Information................................ 7
Investment Summary............................... 8
Portfolio Summary................................ 9
Investment Performance...........................10
Investment Portfolio.............................12
Financial Statements.............................21
Financial Highlights.............................24
Notes to Financial Statements....................25
Report of Independent Accountants................29
Stockholder Meeting Results......................30
Dividend Reinvestment and
   Cash Purchase Plan............................31
Officers and Directors...........................33

The Korea Fund, Inc.
In Brief
================================================================================
o Currency devaluations engulfed Southeast Asia and spread to other Asian countries, including Korea, causing the won and the stock market to decline sharply over the six-month period ended December 31, 1997

o The publicly traded stock price of The Korea Fund, Inc. declined 55.51% in U.S. dollar terms -- significantly less than the 72.08% decline of the dollar-adjusted unmanaged Korea Stock Price Index ("KOSPI") for the same six-month period

o To protect the portfolio from this adverse environment, management emphasized holdings with strong fundamentals including export-oriented companies and companies with lower-than-average debt ratios

Letter to Shareholders
================================================================================
Dear Shareholders:

   With little discrimination, the devastation of the Asian currencies and stock markets spread to Korea over the six-month report period ended December 31, 1997. The improving market sentiment that briefly buoyed Korean stocks in May was overwhelmed by the "Asian contagion" which began with the devaluation of the Thai baht on July 2nd. Declines followed in several other Southeast Asian markets, with Thailand down 77%, Indonesia down 74%, Malaysia down 68%, and Japan down 24% in U.S. dollar terms for the six months.

   Though one of the strongest countries in the region and the 11th largest economy in the world, Korea's weaknesses were magnified during the crisis. The regulated market system, high short-term debt financed by foreign lenders, and a lack of transparency contributed to Korea's vulnerability as the won continued to drop. The won declined 45% over the six months, further reducing returns to U.S. dollar-based investors. During the same period, the KOSPI declined from
745.40 to 376.31 for a 49.5% decline in local terms.

Performance

   In this difficult and rapidly changing environment, the Fund's NYSE-listed shares closed the period at $6.56, down from $14.75 six months ago, for a decline of 55.53%. The NYSE price -- an indicator of market interest -- was at a 47.7% premium over net asset value as of December 31, 1997. The Fund's net asset value per share closed the period at $4.44, down from $13.22 six months ago, for a decline of 66.41% for the period.

   While the magnitude of the crisis in Asia was underestimated by many observers, the worst may be over for Korea. In December an agreement was signed with the International Monetary Fund (IMF) which, combined with several additional financial reforms, should improve market stability. At the beginning of 1998 there were signs that the environment was on the mend. The Korean market rebounded strongly in January. Reflecting on this dramatic period, the obvious question is: "What caused the crisis?" Investment Environment

   As Asian economies have become more integrated into the global economy, they have had to undergo a wrenching shift away from planned capital allocation toward a system that is closer to a market-based model. Japan adopted a planned capital allocation model following World War II as the country's leaders sought to use limited capital most efficiently. Government ministries, through the medium of the banks, channeled money to the most crucial industries and

The Korea Fund, Inc.
Letter to Shareholders
================================================================================
projects. This model was widely copied in Asia, including in Korea.

   The system worked well in the beginning. However, today it has degenerated into what many describe as "crony capitalism." The line between providing capital to the most crucial projects and those run by friends and political supporters of the government grew increasingly unclear. No real market was ever established because the government was allocating capital; and more crucially, there was no bond market to provide discipline. The symptoms of "crony capitalism" in Asia are well-known: ego projects, overcapacity in manufacturing, galloping real estate markets, and excessive leverage, particularly in foreign currencies. Unfortunately, when policymakers and their families and friends are the beneficiaries, a crisis of this magnitude may be necessary to force changes.

   In Korea, the problems date back to the mild recession of 1993 when the then newly elected president Kim Young-Sam implemented a policy designed to spur economic growth. Financed primarily by a ballooning debt, the economy boomed in 1994-95. Productive capacity mushroomed and prices fell on many of the country's main export products, including semiconductors. Chip maker earnings fell sharply, with similar declines for automotive, shipbuilding, steel and oil companies. Indicative of the shortage of domestic capital and the country's closed market policy, domestic interest rates remained high. As a result, Korea became heavily dependent on foreign borrowing.

   One of the first casualties was Hanbo Steel, which collapsed in January 1997 under the weight of a heavy debt burden. Although banks were pressured to bail out Hanbo, ensuing political scandals lessened the government's ability to provide assistance. In March, Sami Steel failed, and in July, Kia Motors experienced a cash crisis. Jinro, a liquor conglomerate, became the third major failure, prompting the major credit rating agencies to downgrade companies with exposure to chaebol groups.

   Rather than letting Kia Motors fail, Korea's former finance minister decided to nationalize the company after banks refused to provide loans. Standard and Poor's Corporation immediately downgraded ratings on government debt. At the same time, Hong Kong's currency had come under attack and the Hang Seng index crashed. Foreign capital began to flow out of Korea and the won dropped sharply. Of particular concern was the unwillingness of foreign banks to roll over Korea's short-term loans.

   By early November, foreign currency reserves were rapidly draining away. Efforts were made to enlist the support of the United States and Japan to avoid the strict conditions that would accompany an IMF bailout, but to no avail. Ultimately, Korea approached the IMF and a plan was designed that included implementing new laws regarding financial supervision, creating an independent central bank requiring the chaebol to present consolidated accounts, accelerating the opening of Korea's financial markets, and easing trading limits on the won. Initially the IMF's strict requirements were blocked by parliament, but the won's steady decline forced Korea to agree to the terms of a $55 billion bailout from the IMF.

   Korea's problems did not end there, as it was revealed that the country's short-term debt was estimated at $100 billion -- double the publicly disclosed amount. By mid-December the government was running out of funds. At this point, Korean government debt had fallen to junk bond status and on December 25, $10 billion was advanced from the IMF and eight countries to prevent default.

The Korea Fund, Inc.
Letter to Shareholders
================================================================================
   Since the end of 1997 we have begun to see encouraging signs as the government appears to be taking significant steps to accelerate the development of a more open market system. Within the country the Korean people are taking the situation very seriously. Recently, residents turned in large quantities of gold jewelry in exchange for a new Korean won to help bolster the currency. While this public contribution is small relative to the size of the IMF package, it signals the population's willingness to support reforms. The higher unemployment and lower standard of living resulting from the crisis will be bitter medicine for Koreans, but public opinion is generally in favor of reforms to correct imbalances and to get the country back on the right track.

Investment Strategy

   Throughout this challenging period, we continued to emphasize intensive fundamental research to identify well-managed companies with promising long-term growth prospects. We focused on issues with strong fundamentals and solid balance sheets. This meant reducing holdings in companies with high debt ratios, which were at a higher risk. (Korean companies on average have high debt ratios compared to U.S. companies.) We also emphasized export-oriented companies that stand to benefit from an improved competitive position as a result of the weaker won.

   We increased our positions in a number of companies during the period that met these criteria, including Pohang Iron and Steel, Samsung Fire and Marine, and Dae Duck Electronics. We also added to Mirae Corp., a new holding and a producer of devices that are used to test semiconductors. Japanese companies have been the company's primary competitors, but a lower won has made Mirae's product more competitive. We also added to holdings of Hyundai Heavy Industries, the largest shipbuilder in Korea. This company should also benefit from the weaker won and its relatively low cost of production.

   In the financial services sector, we sold many of our bank and securities firm holdings as well as construction companies. We were already underweighted in these areas (except for insurance, where we remained overweighted), and our selling activities reduced holdings further. We also sold shares of several companies with relatively high debt ratios including a substantial amount of Hansol Paper, formerly one of our top ten holdings, and Hyundai Engineering and Construction, as well as some shares of Korea Electric Power. In the banking sector we sold holdings of Korea Exchange Bank and liquidated our position in Korea First Bank.

   In November and December many companies went bankrupt. Avoiding these situations was obviously critical. Fortunately, these troubled companies were largely absent from the portfolio during the six-month period.

Outlook

   Korea's model for growth has been unique and has worked well in the past. However, the crisis will cause the country to make meaningful and necessary financial reforms. While these changes will be difficult, Korea is fortunate. Other countries, such as neighboring Japan, have yet to implement significant changes, which helps to explain the protracted and negative environment there. With currencies so much lower in many Asian countries, Japan is now at a competitive disadvantage.

   Despite the shocks of the last six months, the height of the crisis appears to have passed. Korea still has a powerful manufacturing base and very strong capabilities, but there are still many unprofitable businesses. The reaction of labor and the possibility of strikes are real concerns as reforms are put into place. We are hopeful that the new president will have a significantly positive impact on the economy. This is the first time that a new government was

The Korea Fund, Inc.
Letter to Shareholders
================================================================================
democratically born out of the opposition party. Already this government is starting to reform many facets of the economy, including allowing hostile takeovers by foreign investors and encouraging foreign investment. In addition, the foreign ownership limit was recently further increased to 55%. Without ties to business groups, the new government does not have the liabilities and obligations of its predecessor, which should make reforms easier to implement.

   Overall, the events of the last six months have increased the competitive position of Korean companies. As a result, we believe the long-term prospects for investing in Korea have improved markedly. While the near term is as always filled with uncertainty for investors, we intend to continue to focus on companies with solid fundamentals, which we believe will prosper over the long term in the new environment.

   Thank you for your continued support of The Korea Fund, Inc. Please feel free to call the Fund at 1-800-349-4281 with any questions or comments about your investment.

Sincerely,
/s/Nicholas Bratt               /s/Juris Padegs
Nicholas Bratt                  Juris Padegs
President                       Chairman of the Board

The Korea Fund, Inc.
Other Information
================================================================================
Investment Manager

   The investment manager and administrator of The Korea Fund, Inc. (the "Fund") is Scudder Kemper Investments, Inc. (the "Adviser") formerly known as Scudder, Stevens & Clark, Inc. Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Korean Adviser

   Daewoo Capital Management Co., Ltd., registered under the U.S. Investment Advisers Act of 1940, acts as Korean adviser to Scudder Kemper Investments, Inc., the Fund's investment manager. Daewoo Capital Management Co., Ltd. is a subsidiary of Daewoo Securities Co., Ltd., the largest Korean securities firm, and an affiliate of Daewoo Research Institute.

   Daewoo Capital Management Co., Ltd. provides investment advice, research, and assistance to the Adviser. The Daewoo staff makes specific investment recommendations, which are then evaluated by the Adviser's research department and portfolio managers in light of their own expertise and information from other sources in making investment decisions for the Fund.

A Team Approach to Investing

   The Korea Fund, Inc. is managed by a team of the Adviser's investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in the Adviser's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources.

   Lead Portfolio Manager John J. Lee has set Fund investment strategy and overseen its daily operation since 1991, the year he joined the Adviser's global equity area. Nicholas Bratt, Portfolio Manager, has been a member of the Portfolio team since 1984 when the Fund was launched and has over 25 years of experience in worldwide investing. Mr. Bratt, who has been with the Adviser since 1976, is the Director of the Adviser's Global Equity Department.

Dividend Reinvestment and Cash Purchase Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the Fund. We believe this Plan is attractive for shareholders. Its features are more fully described on page 31.

Net Asset Value

   The Fund's NAV is published every Monday in The Wall Street Journal under the heading "Closed End Funds." The Fund's NAV is also published in The New York Times and Barron's.

   As a service to overseas shareholders, the Fund's NAV is listed daily in The Financial Times ("FT"). For your information, the NAV of the Fund and other Scudder closed-end funds can be found in the "FT Managed Funds Service" section under the heading "Other Offshore Funds" below the Scudder Kemper Investments, Inc. banner.

THE KOREA FUND, INC.
INVESTMENT SUMMARY AS OF December 31, 1997
-----------------------------------------------------------------
HISTORICAL
INFORMATION
LIFE OF FUND

                                      TOTAL RETURN (%)
               -------------------------------------------------------------------------------------
                  MARKET VALUE        NET ASSET VALUE (a)         INDEX (b)            INDEX (c)
               -------------------   --------------------   -------------------  -------------------
                           AVERAGE                AVERAGE               AVERAGE              AVERAGE
               CUMULATIVE   ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE   ANNUAL  CUMULATIVE   ANNUAL
               -------------------   --------------------   -------------------  -------------------
CURRENT QUARTER    -44.44      --      -62.18        --        -66.89       --      -41.85       --
FISCAL YEAR
TO DATE            -55.53      --      -66.41        --        -72.08       --      -49.52       --
ONE YEAR           -54.86  -54.86      -66.50     -66.50       -69.64   -69.64      -42.21   -42.21
THREE YEAR         -67.20  -31.04      -75.56     -37.47       -81.94   -43.48      -63.37   -28.45
FIVE YEAR          -46.36  -11.71      -52.16     -13.71       -72.67   -22.85      -44.53   -11.12
TEN YEAR           -38.50   -4.74      -32.24      -3.82       -64.51    -9.84      -28.34    -3.28

-----------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (a)
YEARLY PERIODS ENDED DECEMBER 31

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.


                      1988     1989   1990     1991   1992    1993    1994    1995    1996      1997
                     ----------------------------------------------------------------------------------------------
NET ASSET VALUE...   $15.93  $18.55  $11.10  $10.55  $10.62  $16.64  $20.65  $20.04  $13.55   $ 4.44
INCOME DIVIDENDS..   $  .11  $  .08  $  --   $  .06  $  .04  $  .01  $  --   $  .06  $  --    $   --
CAPITAL GAINS
DISTRIBUTIONS.....   $ 1.74  $ 1.88  $ 2.20  $  .34  $  .20  $  --   $  .15  $  .36  $  .60   $   --
TOTAL
RETURN (%)........    55.97   22.79  -28.36   -2.05    2.71   56.77   24.84    4.26  -30.01   -66.50


(a)  Total  investment  returns  reflect  changes  in net asset  value per share during each period and assume that dividends and capital gains distributions, if any were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b)  Korea Stock Price Index ("KOSPI") in U.S. Dollars.
(c)  Korea Stock Price Index ("KOSPI") in local terms.

     PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

PORTFOLIO SUMMARY as of December 31, 1997
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Common Stocks                      74%
Cash Equivalents                   11%
Convertible Bonds                   9%
Bonds                               3%
Preferred Stocks                    3%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS
Sector breakdown of the Fund's equity securities
--------------------------------------------------------------------------
Communications                     22%
Financial                          20%
Technology                         13%
Manufacturing                       7%
Metals & Minerals                   6%
Consumer Staples                    6%
Durables                            5%
Utilities                           5%
Health                              4%
Other                              12%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(50% OF PORTFOLIO)
--------------------------------------------------------------------------
1.   SK TELECOM CO., LTD.
     Mobile telecommunication services
2.   SAMSUNG FIRE & MARINE INSURANCE CO.
     Insurance company
3.   SAMSUNG ELECTRONICS CO., LTD.
     Major electronics manufacturer
4.   POHANG IRON & STEEL CO., LTD.
     Leading steel producer
5.   KOREA ELECTRIC POWER CO.
     Electric utility
6.   YUKONG, LTD.
     Korea's leading oil refiner
7.   SAMSUNG DISPLAY DEVICES CO.
     Leading manufacturer of CRT and picture tubes
8.   KOOKMIN BANK
     Major commercial bank
9.   KOREA LONG TERM CREDIT BANK
     Major commercial bank
10.  HANKOOK TIRE MANUFACTURING CO. LTD.
     Major tire manufacturer

The Korea Fund, Inc.
Investment Performance
================================================================================

                        KOREA FUND INVESTMENT PERFORMANCE

   History (in terms of N.Y.S.E. Value) of a $10,000 Investment in Fund Shares
                             vs. the S&P 500 Index*


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE:

BAR CHART DATA:

 WITH INCOME         WITH CAPITAL          CHANGE IN SHARE       S&P 500
 DISTRIBUTIONS       GAINS DISTRIBUTION    VALUE OF INITIAL      TOTAL RETURN
 REINVESTED          REINVESTED            INVESTMENT            ($79,766)
 ----------          ----------            ----------            ---------

     10942              10942               10942                  10000
     11983              11983               11983                   9972
     11875              11875               11875                  10159
     11458              11458               11458                  11095
     12292              12292               12292                  11906
     11787              11250               11250                  11422
     15393              14692               14692                  13395
     20632              19692               19692                  15286
     29440              27817               27817                  16186
     32537              30709               30625                  15054
     30103              28411               28333                  15905
     56221              53061               52917                  19304
     62087              58597               58438                  20265
     67523              63039               62396                  21689
     51016              47628               45938                  16801
     73921              69011               66563                  17755
     65476              61127               58958                  18925
     59075              54750               50000                  18993
     80516              74621               65625                  19608
    108121             100205               88125                  21000
     97003              89900               79063                  22837
    133542             123540              105000                  25283
    111177             102850               85938                  25801
     73983              68442               57188                  25017
     71557              66198               55313                  26571
     44506              41173               30625                  22930
     48402              44777               31250                  24976
     56630              52389               36563                  28611
     54694              50598               35313                  28520
     57251              52736               36250                  30052
     50380              46407               31563                  32576
     47387              43650               29688                  31761
     45392              41813               28438                  32345
     49876              45787               30625                  33368
     57001              52328               35000                  35054
     52421              48123               32188                  36585
     61073              56066               37500                  36763
     59037              54197               36250                  37711
     97766              89706               60000                  38587
     78417              71951               48125                  37122
     89619              82230               55000                  37277
    107003              98181               65313                  39097
     93227              85541               56875                  39091
     87592              80371               53438                  42897
     84754              73790               49063                  46995
     96871              84340               55313                  50730
     96850              84082               55000                  53785
     92448              80261               52500                  56670
     92999              80738               52813                  59211
     83103              72148               45625                  60998
     67735              58805               37188                  66080
     65548              56829               35938                  67903
     68716              59657               36875                  79766
     55020              47766               29525                  85740
     30561              26532               16400                  88205

The Korea Fund, Inc.
Investment Performance
================================================================================


                   KOREA FUND INVESTMENT PERFORMANCE (Cont'd)
               History (in terms of Net Asset Value) of a $10,000
                           Investment in Fund Shares*


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE:

BAR CHART DATA:

 WITH INCOME         WITH CAPITAL              CHANGE IN SHARE
 DISTRIBUTIONS       GAINS DISTRIBUTION        VALUE OF INITIAL
 REINVESTED          REINVESTED                INVESTMENT
 ----------          ----------                ----------

    10000            10000                     10000
    10072            10072                     10072
    10269            10269                     10269
    10197            10197                     10197
    10305            10305                     10305
    10083            9624                      9624
    12599            12025                     12025
    16796            16030                     16030
    21224            20054                     20054
    23020            21726                     21667
    23315            22004                     21944
    31873            30082                     30000
    31788            30001                     29919
    31515            29422                     29122
    33685            31447                     30332
    38620            36055                     34776
    41695            38926                     37545
    40580            37609                     34346
    52539            48693                     42823
    62236            57679                     50726
    55541            51474                     45269
    65403            60505                     51425
    64511            59679                     49866
    60372            55851                     46667
    50252            46489                     38844
    42973            39754                     29570
    46216            42755                     29839
    45050            41676                     29086
    42760            39558                     27608
    45385            41806                     28737
    45269            41699                     28360
    54323            50039                     34032
    46127            42489                     28898
    42992            39467                     26398
    46494            42683                     28548
    46844            43004                     28763
    49909            45817                     30645
    50128            46018                     30780
    72887            66877                     44731
    74814            68646                     45914
    81735            74996                     50161
    94468            86679                     57661
    90991            83489                     55511
    91123            83610                     55591
    92364            80416                     53468
    104044           90585                     59409
    94862            82356                     53871
    93916            81535                     53333
    87667            76110                     49785
    80692            70054                     44301
    66394            57642                     36452
    64093            55644                     35188
    66274            57537                     35565
    58810            51057                     31559
    22242            19310                     11935


The data set forth in these graphs should not be construed as an indication of the record of a shareholder's investment in the Fund based on market prices; nor should it be construed as a representation of the future performance of the Fund's net asset value.

   *  The  Korea  Fund,   Inc.   performance   charts  make  the  following  key
      assumptions:

   1. The data have been adjusted to reflect a 200% stock dividend paid in October 1988.

   2. Investment income and capital gains reinvested at the greater of the following on the valuation date:
      (a) Net asset value per share or
      (b) 95% of the mean market price per share.

   3. No adjustments have been made for U.S. income taxes. Korean taxes are reflected.

   4. Initial $10,000 investment was made at initial public offering price and at initial net asset value price.

The Standard & Poor's 500 Stock Index is a widely followed, unmanaged index of 500 industrial, transportation, utility and financial companies widely regarded as representative of the equity market in general.

[KOREA FUND, INC. LOGO]
The Korea Fund, Inc.
Investment Portfolio as of December 31, 1997

=========================================================================================================================
                                     Principal                                                                  Market
                                     Amount (d)                                                                Value ($)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 11.1%
                        U.S.$      $21,376,000     Repurchase Agreement with Donaldson, Lufkin &
                                                     Jenrette dated 12/31/97 at 6.5% to be repurchased
                                                     at $21,383,719 on 1/2/98, collateralized by a
                                                     $13,587,000 U.S. Treasury Bond, 12.5%, 8/15/14
                                                     (Cost $21,376,000)...................................     21,376,000
                                                                                                            -------------
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS 3.3%

Metals & Minerals 3.3%          10,000,000,000     Korea Tungsten Exchange Bond, Zero Coupon with
                                                     36.03% bonus interest at maturity, 11/11/98 (b) (e)
                                                     (Cost $15,845,648)...................................      6,249,920
                                                                                                            -------------
-------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS 8.8%

CONSUMER STAPLES 0.8%
  Food & Beverage 0.6%           2,000,000,000     Haitai Confectionery Co. 1% with 12.69% bonus
                                                     interest at maturity, 6/30/98 (b) (e)...............       1,156,819
                                                                                                            -------------

  Textiles 0.2%         U.S.$        1,000,000     Kolon Industries, Inc., 0.25%, 12/31/04...............         300,000
                                                                                                            -------------

DURABLES 0.6%
  Telecommunications
  Equipment 0.3%                 2,000,000,000     ENK Telecom Company Zero Coupon with 35.114%
                                                     bonus interest at maturity, 12/31/00 (b) (e)........         668,001
                                                                                                            -------------

  Tires 0.3%                     1,890,000,000     Hankook Tire Manufacturing Co. Ltd. Zero Coupon with
                                                     5.83% bonus interest at maturity, 12/31/02 (b) (e)..         552,674
                                                                                                            -------------

MANUFACTURING 0.9%
  Containers & Paper             4,000,000,000     Hansol Paper Manufacturing Co., Ltd. 3% with 28.24%
                                                     bonus interest at maturity, 12/31/99 (b) (e)........       1,788,150
                                                                                                            -------------

TECHNOLOGY 1.8%
  Electronic Components/
  Distributors 0.9%               5,000,000,000    Hyundai Electronics Industries Co., Zero Coupon with
                                                     35.54% bonus interest at maturity, 12/31/00 (b) (e).       1,675,318
                                                                                                            -------------

  Miscellaneous 0.6%              3,000,000,000    Kasan Electronics, 5%, with 9% bonus interest at
                                                     maturity, 12/31/00 (b) (e)..........................       1,183,312
                                                                                                            -------------

    The accompanying notes are an integral part of the financial statements.

[KOREA FUND, INC. LOGO]
The Korea Fund, Inc.
Investment Portfolio

=========================================================================================================================
                                     Principal                                                                  Market
                                     Amount (d)                                                                Value ($)
-------------------------------------------------------------------------------------------------------------------------
  Semiconductors 0.3%              1,604,800,000   D.I. Corporation 3% with 31.44% bonus interest at
                                                     maturity, 12/31/00 (b) (e)..........................         570,519
                                                                                                            -------------

ENERGY 0.8%
  Oil & Gas Production             3,000,000,000   Yukong, Ltd. 1% with 13.92% bonus interest at
                                                     maturity, 12/31/98 (b) (e)..........................       1,522,434
                                                                                                            -------------
METALS & MINERALS 0.5%
  Steel & Metals                   3,000,000,000   Dong Yang Steel Pipe Company, Zero Coupon with
                                                     20.13% bonus interest at maturity, 12/31/00 (b) (e).         890,907
                                                                                                            -------------

CONSTRUCTION 0.3%
  Miscellaneous                    1,580,000,000   Dae Ho Construction, 4%, with 23.79% bonus
                                                     interest at maturity, 12/31/00 (b) (e)..............         547,967
                                                                                                            -------------

TRANSPORTATION 0.7%
  Marine Transportation            2,000,000,000   Hanjin Shipping Company, with 35.25% bonus
                                                     interest at maturity, 0.125%, 12/31/99 (b) (e)......         894,088
                                                                                                            -------------
                                   1,500,000,000     Hyundai Merchant & Marine Co., Zero Coupon with
                                                     34.13% bonus interest at maturity, 12/31/00 (b) (e).         497,367
                                                                                                            -------------
                                                                                                                1,391,455
                                                                                                            -------------

UTILITIES 2.4%
  Electric Utilities               2,300,000,000   Korea Electric Power Co. Zero Coupon with 30.5%
                                                     bonus interest at maturity, 12/31/98 (b) (e)........       1,325,440
                                   9,951,000,000   Korea Electric Power Co. #6, 5% with 12.85% bonus
                                                     interest at maturity,12/31/00 (b) (e)...............       3,283,223
                                                                                                            -------------
                                                                                                                4,608,663
                                                                                                            -------------

                                              TOTAL CONVERTIBLE  BONDS (Cost $54,247,883)................      16,856,219
                                                                                                            -------------
-------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS 2.9%                Shares
                                     ------
CONSUMER DISCRETIONARY 0.0%
  Apparel & Shoes                    50,000   Shin Won Corporation.......................................          41,593
                                                                                                            -------------

  Hotels & Casinos                   12,070   Hotel Shilla Co.* .........................................          14,527
                                                                                                            -------------

CONSUMER STAPLES 0.7%
  Food & Beverage 0.2%              100,670   Cheil Jedang Co. ..........................................         350,415


    The accompanying notes are an integral part of the financial statements

[KOREA FUND, INC. LOGO]
The Korea Fund, Inc.
Investment Portfolio

=========================================================================================================================
                                                                                                              Market
                                     Shares                                                                  Value ($)
-------------------------------------------------------------------------------------------------------------------------
                                    1,160     Nam Yang Dairy Products* ..................................          16,425
                                                                                                               ----------
                                                                                                                  366,840
                                                                                                               ----------

  Package Goods/Cosmetics 0.1%     118,570   Pacific Chemicals Corp. ....................................         258,825
                                                                                                               ----------

  Textiles 0.3%                     13,580   BYC Co., Ltd. (b)...........................................         188,196
                                   225,910   Kolon Industries, Inc. .....................................         234,573
                                   181,980   Sun Kyong Industries, Ltd.* ................................         231,904
                                                                                                               ----------
                                                                                                                  654,673
                                                                                                               ----------

HEALTH 0.1%
  Pharmaceuticals                    6,700   Korea Green Cross Corp. ....................................          79,056
                                     1,029   Korea Green Cross Corp. (New) ..............................          13,781
                                    13,300   Shin Poong Pharmaceutical Co., Ltd. (b).....................               0
                                                                                                               ----------
                                                                                                                   92,837
                                                                                                               ----------

FINANCIAL 1.1%
  Insurance 1.0%                    23,385   Samsung Fire & Marine Insurance Co. (f).....................       1,834,929
                                                                                                               ----------
  Other Financial Companies 0.1%   137,310   Shin Young Securities ......................................         279,481
                                                                                                               ----------

SERVICE INDUSTRIES 0.1%
  Miscellaneous Commercial
   Services                         76,000   Sunkyong Ltd. ..............................................         122,407
                                                                                                               ----------

DURABLES 0.1%
  Automobiles 0.0%                  12,914   Mando Machinery Corp. (b)...................................          13,257
                                                                                                               ----------

  Telecommunications
   Equipment 0.1%                   11,280   Sungmi Telecom Electronics Co. .............................         107,143
                                       406   Sungmi Telecom Electronics Co. (New) .......................           3,761
                                                                                                               ----------
                                                                                                                  110,904
                                                                                                               ----------

MANUFACTURING 0.2%
  Chemicals                         31,700   Hanwha Co., Ltd. ...........................................          21,507
                                    84,800   LG Chemical Co., Ltd. ......................................         155,091
                                   116,380   Oriental Chemical Industries Co., Ltd. .....................         288,375
                                                                                                               ----------
                                                                                                                  464,973
                                                                                                               ----------

TECHNOLOGY 0.4%
  Electronic Components/
   Distributors                      14,318   Samsung Display Devices* ..................................          76,870
                                    120,000   Samsung Electromechanics Co., Ltd. ........................         346,903
                                     48,201   Samsung Electronics Co., Ltd. .............................         329,871
                                                                                                               ----------
                                                                                                                  753,644
                                                                                                               ----------


    The accompanying notes are an integral part of the financial statements.

[KOREA FUND, INC. LOGO]
The Korea Fund, Inc.
Investment Portfolio

=========================================================================================================================
                                                                                                                 Market
                                     Shares                                                                     Value ($)
-------------------------------------------------------------------------------------------------------------------------

CONSTRUCTION 0.2%
  Building Materials 0.1%            29,300   Sung Shin Cement Co., Ltd. ................................         37,165
                                     50,000   Tong Yang Cement Co., Ltd. ................................         64,897
                                                                                                              ----------
                                                                                                                 102,062
                                                                                                              ----------

  Miscellaneous 0.1%                 95,000   Hyundai Engineering & Construction Co. ....................        177,109
                                     13,390   Tae Young Corporation .....................................         56,009
                                                                                                              ----------
                                                                                                                 233,118
                                                                                                              ----------

TRANSPORTATION 0.1%
  Airlines 0.1%                      80,320   Korean Air Lines Co., Ltd.* ...............................        121,783
                                                                                                              ----------

  Trucking 0.0%                      25,500   Global Enterprise Co., Ltd. ...............................         69,504
                                                                                                              ----------

                                              TOTAL PREFERRED STOCKS  (Cost $26,403,655).................      5,535,357
                                                                                                              ----------
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 73.9%

CONSUMER DISCRETIONARY 0.9%
  Department & Chain Stores 0.7%     92,003   Hwa Sung Industrial  ......................................        128,641
                                    119,014   Shinsegae Department Store ................................        877,684
                                    225,328   Taegu Department Stores Co. ...............................        364,247
                                                                                                              ----------
                                                                                                               1,370,572
                                                                                                              ----------

  Hotels & Casinos 0.2%

                                    170,000   Hotel Shilla Co.* .........................................        354,041
                                                                                                              ----------

CONSUMER STAPLES 3.9%
  Alcohol & Tobacco 0.0%             20,000   Chosun Brewery Co., Ltd. ..................................         82,596
                                                                                                              ----------

  Food & Beverage 2.0%              120,000   Dongwon Industries Company* ...............................        346,195
                                     43,390   Nam Yang Dairy Products (g)................................      1,576,887
                                     76,164   Nhong Shim Co., Ltd. ......................................      1,276,140
                                     98,000   Pulmuone Co., Ltd. ........................................        641,770
                                                                                                              ----------
                                                                                                               3,840,992
                                                                                                              ----------

  Package Goods/Cosmetics 0.1%       50,000   Hankook Cosmetics Co. .....................................        201,180
                                                                                                              ----------

  Textiles 1.8%                      22,530   BYC Co., Ltd. .............................................        990,259
                                     90,000   Choong Nam Spinning Co., Ltd.* ............................        116,283
                                     10,000   Dae Ha Fashion Co.* .......................................        117,994
                                      2,610   Daehan Synthetic Fiber Company ............................         59,899

    The accompanying notes are an integral part of the financial statements.

[KOREA FUND INC., LOGO]
The Korea Fund, Inc.
Investment Portfolio

=========================================================================================================================
                                                                                                                 Market
                                     Shares                                                                     Value ($)
-------------------------------------------------------------------------------------------------------------------------
                                     48,240   Hankook Synthetics Inc. ...................................         489,515
                                     40,192   Hyosung T&C Co., Ltd. .....................................         161,716
                                     40,969   Kolon Industries, Inc. ....................................         160,009
                                      5,459   Sun Kyong Industrial* .....................................          19,839
                                      5,040   Tae Kwang Industrial Co., Ltd. ............................         921,770
                                     15,000   Vivien Corp ...............................................         351,327
                                                                                                               ----------
                                                                                                                3,388,611
                                                                                                               ----------

HEALTH 3.2%
  Medical Supply & Specialty 0.5%    30,000   Medison Co., Ltd. .........................................         987,611
                                                                                                               ----------

  Pharmaceuticals 2.7%               95,105   Chong Kun Dang Co., Ltd.* .................................         830,415
                                     39,527   Daewoong Pharmaceutical Co. ...............................         359,124
                                    245,830   Dong-A Pharmaceutical Company, Ltd. .......................         977,519
                                     25,770   Korea Green Cross Corp.* ..................................         653,752
                                      3,092   Shin Poong Pharmaceutical Co. (b) .........................               0
                                    169,604   Yuhan Corporation .........................................       2,401,473
                                                                                                               ----------
                                                                                                                5,222,283
                                                                                                               ----------

COMMUNICATIONS 18.9%
  Cellular Telephone 18.7%          111,192   SK Telecom Co., Ltd. (c) (f)...............................      32,695,040
                                     11,998   SK Telecom Co., Ltd. (f)...................................       3,149,917
                                                                                                               ----------
                                                                                                               35,844,957
                                                                                                               ----------

  Telephone/Communications 0.1%      12,000   Sam Woo Communications Co. ................................         225,133
                                                                                                               ----------

  Miscellaneous 0.1%                 20,000   Communication Network Interface Co. .......................         266,667
                                                                                                               ----------

FINANCIAL 16.4%
  Banks 7.9%                        438,120   Bank of Cheju* ............................................         568,651
                                    159,786   Daegu Bank ................................................         360,108
                                    200,000   Hana Bank  ................................................       1,112,684
                                    320,570   Hanil Bank ................................................         601,423
                                    236,879   Housing & Commercial Bank .................................       1,593,169
                                    144,885   Housing & Commercial Bank (GDR) ...........................       1,104,748
                                    783,814   Kookmin Bank ..............................................       4,138,723
                                    261,044   Korea Exchange Bank  ......................................         608,333
                                    655,532   Korea Long Term Credit Bank (New) .........................       4,022,143
                                    257,660   Shin Han Bank .............................................       1,147,689
                                                                                                               ----------
                                                                                                               15,257,671
                                                                                                               ----------

    The accompanying notes are an integral part of the financial statements.

[KOREA FUND, INC. LOGO]
The Korea Fund, Inc.
Investment Portfolio

=========================================================================================================================
                                                                                                                 Market
                                     Shares                                                                     Value ($)
-------------------------------------------------------------------------------------------------------------------------

  Insurance 7.9%                     48,984   Daehan Fire & Marine Insurance Co., Ltd. ..................         372,799
                                     44,656   Hyundai Marine & Fire Insurance Co.* ......................         410,993
                                     79,912   L.G. Insurance Co., Ltd. ..................................       1,513,378
                                    111,857   Samsung Fire & Marine Insurance Co. (f) (g) ...............      12,868,504
                                                                                                               ----------
                                                                                                               15,165,674
                                                                                                               ----------

  Investment 0.3%                   150,000   Dongwon Securities Co. ....................................         664,602
                                                                                                               ----------

  Other Financial Companies 0.3%     22,802   Hyundai Securities*  ......................................          86,096
                                    105,000   Shinyoung Securities ......................................         470,796
                                                                                                               ----------
                                                                                                                  556,892
                                                                                                               ----------

SERVICE INDUSTRIES 1.0%
  Miscellaneous Commercial
  Services 1.0%                       6,700   S1 Corporation ............................................         671,976
                                    287,721   Samsung Co., Ltd. .........................................         899,659
                                     54,595   Sun Kyong Ltd. ............................................         245,758
                                                                                                               ----------
                                                                                                                1,817,393
                                                                                                               ----------

DURABLES 3.9%
  Automobiles 2.0%                   16,209   Hyundai Motor Co., Ltd. ...................................         178,825
                                    478,369   Hyundai Motor Services Co., Ltd. ..........................       1,834,453
                                      3,780   Mando Machinery Corp ......................................          17,239
                                     35,000   Sam Lip Industrial Company ................................         297,345
                                     90,000   Yoosung Enterprise Company ................................       1,454,867
                                                                                                               ----------
                                                                                                                3,782,729
                                                                                                               ----------

  Leasing Companies 0.1%             93,000   Korea Development Leasing Co. .............................         160,212
                                                                                                               ----------

  Telecommunications
  Equipment 0.2%                     12,848   Sungmi Telecom Electronics Co. ............................         363,837
                                                                                                               ----------

  Tires 1.6%                        275,481   Hankook Tire Manufacturing Co., Ltd. (g) ..................       3,087,988
                                                                                                               ----------

MANUFACTURING 4.5%
  Chemicals 1.4%                     71,440   Korea Chemical Co. ........................................       1,188,559
                                    240,009   LG Chemical Co., Ltd. .....................................       1,104,466
                                     65,762   Oriental Chemical Industries Co., Ltd. ....................         318,141
                                                                                                               ----------
                                                                                                                2,611,166
                                                                                                               ----------

    The accompanying notes are an integral part of the financial statements.

[KOREA FUND, INC. LOGO]
The Korea Fund, Inc.
Investment Portfolio

=========================================================================================================================
                                                                                                                 Market
                                     Shares                                                                     Value ($)
-------------------------------------------------------------------------------------------------------------------------

  Containers & Paper 0.6%           137,333   Asia Paper Manufacturing Co. ..............................         333,812
                                     50,934   Dae Young Packaging Company................................         414,684
                                        189   Hansol Paper Manufacturing Co., Ltd. ......................             832
                                     29,214   Korea Export Packaging Industries .........................          68,942
                                     55,000   Shin Poong Paper Manufacturing Co., Ltd. ..................         308,260
                                                                                                               ----------
                                                                                                                1,126,530
                                                                                                               ----------

  Diversified Manufacturing 0.2%    142,339   Samsung Heavy Industries Co., Ltd.* .......................         315,749
                                                                                                               ----------

  Electrical Products 0.2%          114,086   Kyungwon Century Co., Ltd. ................................         372,210
                                                                                                               ----------

  Industrial Specialty 0.1%         122,937   Hankuk Glass Industries Co. (GDR)*.........................         144,451
                                                                                                               ----------

  Machinery/Components/
  Controls 1.4%                      38,000   Mirae Co. .................................................       2,679,056
                                                                                                               ----------

  Miscellaneous 0.7%                100,000   Hyundai Heavy Industries* .................................       1,303,835
                                                                                                               ----------

TECHNOLOGY 9.2%
  Edp Peripherals 0.2%               41,240   Chung Ho Computer Co. .....................................         304,130
                                                                                                               ----------

  Electronic Components/
  Distributors 8.5%                  40,000   Dae Duck Electronics Co. ..................................       1,111,504
                                    232,050   Samsung Display Devices Company ...........................       4,380,885
                                    296,280   Samsung Electromechanics Co., Ltd. ........................       1,922,761
                                    395,432   Samsung Electronics Co., Ltd. .............................       8,958,459
                                                                                                               ----------
                                                                                                               16,373,609
                                                                                                               ----------

  Electronic Data Processing 0.1%    87,817   Trigem Computer Inc. ......................................         267,337
                                                                                                               ----------

  Miscellaneous 0.4%                 30,270   Daou Technology Inc.* .....................................         687,549
                                                                                                               ----------

ENERGY 1.8%
  Oil & Gas Production 1.8%         445,264   Yukong, Ltd. ..............................................       3,546,350
                                                                                                               ----------

METALS & MINERALS 4.9%
  Coal Mining 0.0%                   20,000   Dong Won Company Ltd.* ....................................          88,378
                                                                                                               ----------

  Steel & Metals 4.9%               223,199   Inchon Iron & Steel Co. ...................................         954,686
                                    310,640   Pohang Iron & Steel Co., Ltd. .............................       8,412,022
                                                                                                               ----------
                                                                                                                9,366,708
                                                                                                               ----------

    The accompanying notes are an integral part of the financial statements.

[KOREA FUND, INC. LOGO]
The Korea Fund, Inc.
Investment Portfolio

=========================================================================================================================
                                                                                                                 Market
                                     Shares                                                                     Value ($)
-------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION 2.2%
  Building Materials 1.3%
                                     10,000   Asia Cement Manufacturing Co. .............................          47,788
                                     26,400   Hanil Cement Manufacturing Co., Ltd. ......................         233,628
                                    234,337   Keum Kang Co., Ltd. .......................................       2,156,730
                                                                                                              -----------
                                                                                                                2,438,146
                                                                                                              -----------

  Miscellaneous 0.9%
                                     35,141   Hyundai Engineering & Construction Co.* ...................         223,907
                                    205,350   LG Construction Co. .......................................         525,793
                                     70,000   Tae Young Corp. ...........................................       1,094,395
                                                                                                              -----------
                                                                                                                1,844,095
                                                                                                              -----------

TRANSPORTATION 1.2%
  Airlines 0.9%                     419,946   Korean Air Lines Co., Ltd.* ...............................       1,764,021
                                                                                                              -----------

  Marine Transportation 0.3%        137,930   Hyundai Merchant & Marine Co.* ............................         569,622
                                                                                                              -----------

UTILITIES 1.8%
  Electric Utilities 0.8%            70,900   Korea Electric Power Co. ..................................         656,714
                                     91,000   Korea Electric Power Co. (ADR) ............................         915,688
                                                                                                              -----------
                                                                                                                1,572,402
                                                                                                              -----------

  Natural Gas Distribution 1.0%      36,179   Daehan City Gas Co. Ltd. ..................................         747,059
                                     61,287   Daesung Industrial Co. Ltd. ...............................         733,998
                                     31,504   Samchully .................................................         423,771
                                                                                                              -----------
                                                                                                                1,904,828
                                                                                                              -----------

                                              TOTAL COMMON STOCKS  (Cost $311,212,257) ..................     141,921,813
                                                                                                              -----------
-------------------------------------------------------------------------------------------------------------------------

                                              TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                                (Cost $429,085,443) (a) .................................     191,939,309
                                                                                                              ===========

*   Non-income producing security

(a) The cost for federal income tax purposes was $430,561,139. At December 31, 1997, net unrealized depreciation for all securities based on tax cost was $238,621,830. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $22,760,079 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $261,381,909.



    The accompanying notes are an integral part of the financial statements.

[KOREA FUND, INC. LOGO]
The Korea Fund, Inc.
Investment Portfolio

===============================================================================


-------------------------------------------------------------------------------

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $23,007,592 (10.4% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 1997 aggregated $70,363,130. These securities may also have certain restrictions as to resale (See Note A to the Notes to Financial Statements).

(c) Certain investments in Korean equity securities that have met the limit for aggregate foreign ownership and for which premiums to the local stock exchange prices are offered by prospective foreign investors. The aggregate premium of $3,503,805 over the local share price of $29,191,235 for these securities valued by the Valuation Committee was approximately 1.58% of the Fund's net assets at December 31, 1997. The cost of these securities at December 31, 1997 was $12,514,031 (See Note A to the Notes to Financial Statements). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values or other market factors, respectively. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

(d) Principal amount stated in Korean won unless otherwise noted. U.S.$ United States Dollar.

(e) Bonus interest represents the amount available to be paid to the holder at maturity in lieu of conversion.

(f) At December 31, 1997, 26% of the Fund's net assets were invested in SK Telecom Co., Ltd. and Samsung Fire & Marine Insurance Company.

(g) Affiliated issuers (See Notes to Financial Statements).




    The accompanying notes are an integral part of the financial statements.

[KOREA FUND, INC. LOGO]

The Korea Fund, Inc.
Financial Statements

============================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES
  DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------
  ASSETS
  Investments, at market:
    Unaffiliated issuers (identified cost $404,904,737) ..................       $ 174,405,930
    Affiliated issuers (identified cost $24,180,706) .....................          17,533,379
                                                                                 -------------
       Total investments, at market (identified cost $429,085,443) .......                                     $ 191,939,309
  Won at market (identified cost $41,663,623) ............................                                        31,038,991
  Receivables:
    Dividends and interest ...............................................                                           373,623
  Other assets ...........................................................                                            29,821
                                                                                                                ------------
       Total assets ......................................................                                       223,381,744
  LIABILITIES
  Payables:
    Accrued management fee ...............................................             481,101
    Other payables and accrued expenses ..................................           1,035,749
                                                                                 -------------
       Total liabilities .................................................                                         1,516,850
                                                                                                               -------------
  Net assets, at market value ............................................                                     $ 221,864,894
                                                                                                               =============

  NET ASSETS
  Net assets consist of:
    Undistributed net investment income ..................................                                            $5,198
    Net unrealized appreciation (depreciation) on:
       Investments .......................................................                                      (237,146,134)
       Won ...............................................................                                       (10,624,632)
       Won related transactions ..........................................                                           (16,837)
    Accumulated net realized loss ........................................                                       (85,692,128)
    Paid-in capital ......................................................                                       555,339,427
                                                                                                               -------------
  Net assets, at market value ............................................                                     $ 221,864,894
                                                                                                               =============
  NET ASSET VALUE per share ($221,864,89449,999,999 shares of common stock
    issued and outstanding, 200,000,000 shares authorized, $.01 par)                                                   $4.44
                                                                                                                      ======






                             The accompanying notes are an integral part of the financial statements.
-----------------------------------------------------------------------------------------------------------------------------

                                       21

[KOREA FUND, INC. LOGO]

The Korea Fund, Inc.
Financial Statements

=============================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
  SIX MONTHS ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Income:
     Dividends (net of withholding taxes of $83,769) .....................                                      $      92,329
     Interest (net of withholding taxes of $491,642) .....................                                          3,489,497
                                                                                                                -------------
                                                                                                                    3,581,826

  Expenses:
     Management fee ......................................................       $   2,672,062
     Custodian and accounting fees .......................................             603,888
     Directors' fees and expenses ........................................              69,000
     Legal ...............................................................              51,152
     Auditing ............................................................              53,728
     Reports to shareholders .............................................              36,616
     Services to shareholders ............................................              35,328
     Other ...............................................................              54,854                      3,576,628
                                                                                 -------------                  -------------
  Net investment income ..................................................                                              5,198
                                                                                                                -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
  Net realized loss during the period on:
     Investments - Unaffiliated issuers ..................................         (69,789,432)
     Investments - Affiliated issuers ....................................             825,526
     Won related transactions ............................................          (8,735,073)                   (77,698,979)
                                                                                 -------------
  Net unrealized appreciation (depreciation) during the period on:
     Investments .........................................................        (350,865,386)
     Won .................................................................         (10,657,769)
     Won related transactions ............................................             (13,877)                  (361,537,032)
                                                                                 -------------                  -------------
  Net loss on investment transactions ....................................                                       (439,236,011)
                                                                                                                -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................                                      $(439,230,813)
                                                                                                                =============



                   The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------------------------------------------------------

[KOREA FUND, INC. LOGO]

The Korea Fund, Inc.
Financial Statements

==============================================================================================================================


------------------------------------------------------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------


                                                                                   SIX MONTHS                        YEAR
                                                                                     ENDED                           ENDED
                                                                                  DECEMBER 31,                      JUNE 30,
INCREASE (DECREASE) IN NET ASSETS                                                    1997                            1997
------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income (loss) ...........................................       $       5,198                  $   2,759,009
  Net realized gain (loss) from investment transactions ..................         (77,698,979)                   (13,461,174)
  Net unrealized appreciation (depreciation) on investment transactions
     during the period ...................................................        (361,537,032)                  (146,389,055)
                                                                                 -------------                  -------------
Net increase (decrease) in net assets resulting from operations ..........        (439,230,813)                  (157,091,220)
                                                                                 -------------                  -------------
Distributions to shareholders from net realized gains on investment
  transactions ...........................................................                  --                    (22,312,637)
                                                                                 -------------                  -------------
Fund share transactions:
  Net Proceeds of shares issued in connection with the Fund's rights offering,  net of broker and dealer manager fees of $3,254,988 and
     expenditures and offering costs of $757,113 .........................                  --                    145,136,895
  Reinvestment of distributions ..........................................                  --                      6,675,083
                                                                                 -------------                  -------------
  Net increase (decrease) in net assets from Fund share transactions .....                  --                    151,811,978
                                                                                 -------------                  -------------
INCREASE (DECREASE) IN NET ASSETS ........................................        (439,230,813)                   (27,591,879)
Net assets at beginning of period ........................................         661,095,707                    688,687,586
                                                                                 -------------                  -------------
NET ASSETS AT END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
  INCOME OF $5,198 AT DECEMBER 31, 1997) .................................       $ 221,864,894                  $ 661,095,707
                                                                                 =============                  =============
OTHER INFORMATION
INCREASE IN FUND SHARES
Shares outstanding at beginning of period ................................          49,999,999                     37,188,528
  Shares issued in connection with the Fund's rights offering ............                  --                     12,429,083
  Shares issued to shareholders in reinvestment of distributions .........                  --                        382,388
                                                                                 -------------                  -------------
Net increase (decrease) in Fund shares ...................................                  --                     12,811,471
                                                                                 -------------                  -------------
Shares outstanding at end of period ......................................          49,999,999                     49,999,999
                                                                                 =============                  =============



                       The accompanying notes are an integral part of the financial statements.
-----------------------------------------------------------------------------------------------------------------------------

[KOREA FUND, INC. LOGO]

The Korea Fund, Inc.
Financial Highlights

====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
  THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION
  DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.

------------------------------------------------------------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED                  YEARS ENDED JUNE 30,
                                                        DECEMBER 31,  --------------------------------------------------------------
                                                          1997         1997         1996         1995         1994         1993
------------------------------------------------------------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period ..............        $13.22       $18.52       $19.89       $18.66       $11.40       $10.75
                                                           ------       ------       ------       ------       ------       ------
Income from investment operations (a):
 Net investment income (loss) .....................           .00          .07          .02         (.02)        (.03)         .02
 Net realized and unrealized gain (loss) on
  investment transactions .........................         (8.78)       (4.48)(c)      .97         2.42         7.13          .86
                                                           ------       ------       ------       ------       ------       ------
 Total from investment operations .................         (8.78)       (4.41)       (0.95)        2.40         7.10          .88
                                                           ------       ------       ------       ------       ------       ------
Less distributions:
 From net investment income .......................            --           --         (.02)          --         (.01)        (.04)
 In excess of net investment income ...............            --           --         (.04)          --           --           --
 From net realized gains on investment transactions            --         (.60)        (.36)        (.15)          --         (.20)
                                                           ------       ------       ------       ------       ------       ------
 Total distributions ..............................            --         (.60)        (.42)        (.15)        (.01)        (.24)
                                                           ------       ------       ------       ------       ------       ------
  Antidilution (dilution) resulting from the rights
   offering (1997 and 1995), fourth tranche (1994),
   and reinvestment of distributions for shares at
   market value....................................            --         (.29)          --        (1.02)         .22          .01
                                                           ------       ------       ------       ------       ------       ------
  Underwriting expenditures and offering costs.....            --           --           --           --         (.05)          --
                                                           ------       ------       ------       ------       ------       ------
  Net asset value, end of period ..................         $4.44       $13.22       $18.52       $19.89       $18.66       $11.40
                                                            =====       ======       ======       ======       ======       ======
  Market value, end of period .....................         $6.56       $14.75       $21.13       $19.63       $22.00       $15.00
                                                            =====       ======       ======       ======       ======       ======
  TOTAL RETURN
  Per share market value (%).......................        (55.53)*     (26.11)        9.73        (5.43)       46.74        34.54
  Per share net asset value (%) (b)................        (66.41)*     (24.40)       (5.09)       13.00        63.77         8.20
  RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period ($ millions)...........           222          661          689          735          550          258
  Ratio of operating expenses to average net
    assets (%).....................................          1.43**       1.28         1.28         1.32         1.37         1.52
  Ratio of net investment income (loss) to average
   net assets (%)..................................           .00(e)       .46          .10         (.10)        (.18)         .15
  Portfolio turnover rate (%)......................           25.7**      12.9         32.6         10.5         14.3         14.3
  Average commission rate paid (d).................         $.0596       $.1065      $.1254           --           --           --



(a) Based on monthly average of shares outstanding during each period.
(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(c) Due to the timing and magnitude of the rights offering, the amounts reported herein are not proportional to the aggregate value reported in the Statements of Changes in Net Assets.
(d) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after
    June 30, 1996.
(e) The ratio for the six months ended December 31, 1997 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year (Note A).
  * Not annualized               ** Annualized
-----------------------------------------------------------------------------------------------------------------------------------

[KOREA FUND, INC. LOGO]
The Korea Fund, Inc.
Notes to Financial Statements
================================================================================

A. SIGNIFICANT ACCOUNTING POLICIES

The Korea Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on the Korean, U.S., or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used.

Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors. See notes (b) and (c) of the notes to the Investment Portfolio.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

DIVIDEND INCOME. Korean-based corporations have generally adopted calendar year-ends, and their corporate actions are normally approved by their boards of directors and shareholders in the first quarter of each calendar year. Accordingly, dividend income from Korean equity investments is earned and received by the Fund primarily in the first calendar quarter of each year. As a result, the Fund, which has a June 30 year end, receives substantially less dividend income in the first half of its year than in the second half of such year.

INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund, accordingly, paid no federal income taxes and no federal income tax provision was required. In addition, from November 1, 1996 through June 30, 1997, the Fund incurred approximately $5,831,000 of realized long-term capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending June 30, 1998.

Under the United States-Korea Income Tax Treaty, as presently in effect, the government of Korea imposes a nonrecoverable withholding tax and resident tax aggregating 16.5% on dividends and 13.2% on interest earned by the Fund from Korean issuers. Under the United States-Korea Income Tax Treaty, there is no Korean withholding tax on realized capital gains.

DISTRIBUTION OF INCOME AND GAINS. Distribution of net investment income is made annually. It is expected that net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards which, if not distributed, would be taxable to the Fund, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

[KOREA FUND, INC. LOGO]
The Korea Fund, Inc.
Notes to Financial Statements
================================================================================

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

    (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

    (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized gain (loss) from won related transactions includes net currency gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of won and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes. At December 31, 1997 the exchange rate for Korean won was U.S. $0.002657 to W 1.

SUBSCRIPTIONS FOR NEW SHARES. As part of their annual corporate action matters, certain Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund follows a policy of subscribing to new share offerings by Korean companies.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue and acquisition discounts are accreted for both tax and financial reporting purposes.

B. PURCHASES AND SALES OF SECURITIES

For the six months ended December 31, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $56,761,638 and $67,487,722, respectively.

C. RELATED PARTIES

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Manager"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the

[KOREA FUND, INC. LOGO]
The Korea Fund, Inc.
Notes to Financial Statements
================================================================================

"Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment Manager to the Fund.

Under the Management Agreement the Fund agrees to pay the Manager a monthly fee at an annual rate equal to 1.15% of the Fund's month-end net assets up to and including $50,000,000, 1.10% of such net assets on the next $50,000,000, 1% of such assets on the next $250,000,000, 0.95% of such net assets on the next $400,000,000, and 0.90% of such net assets in excess of $750,000,000. For the six months ended December 31, 1997, the fee pursuant to such agreement amounted to $2,672,062 which was equivalent to an annual effective rate of 1.07% of the Fund's average month-end net assets.

Under the Advisory Agreement, the Manager pays the Korean Adviser a monthly fee, equal to an annual rate of 0.2875% of the first $50,000,000 of the Fund's month-end net assets, 0.275% of such net assets on the next $50,000,000, and 0.25% of such net assets on the next $250,000,000, 0.2375% of such net assets on the next $400,000,000, and 0.225% of such net assets in excess of $750,000,000.

For the six months ended December 31, 1997, brokerage commissions on investment transactions amounting to $28,980 were paid by the Fund to Daewoo Securities Co., Ltd., the parent company of the Korean Adviser.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, provides shareholder communications services for the Fund. For the year ended December 31, 1997 the amount charged by SSC aggregated $7,500, of which $1,250 is unpaid at December 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended December 31, 1997, the amount charged to the Fund by SFAC aggregated $141,371, of which $14,975 is unpaid at December 31, 1997.

The Fund pays each Director not affiliated with the Manager or the Korean Adviser $6,000 annually plus specified amounts for attended board and committee meetings. For the six months ended December 31, 1997, Directors' fees and expenses amounted to $69,000.

D. FOREIGN INVESTMENT AND EXCHANGE CONTROLS IN KOREA

The Foreign Exchange Management Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. The Fund has obtained from the Minister of Finance and Economy a license to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gain from, its investments in Korean securities and, upon termination of the Fund or for payment of expenses in excess of income, to repatriate investment principal. The Minister of Finance and Economy may, when it deems it to be in the public interest, modify the Fund's license to invest in Korean securities or, according to the terms of the license, revoke it in the event of the Fund's noncompliance with conditions of the license or a material violation of Korean law. The Minister of Finance and Economy or the Securities and Exchange Commission of Korea ("KSEC") may issue orders imposing additional restrictions, when deemed in the public interest, for the protection of investors or in the interest of maintaining an orderly securities market. Under the Foreign Exchange Management Act, the Minister of Finance and Economy has the power, with prior public

[KOREA FUND, INC. LOGO]
The Korea Fund, Inc.
Notes to Financial Statements
================================================================================

notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

Under current regulations of the Minister of Finance and Economy and the KSEC, foreigners are subject to certain restrictions with respect to investing in equity securities of Korean companies listed on the Korea Stock Exchange. Total foreign investment is limited generally to 55% of each class of a company's outstanding shares, while a single foreign investor can only invest up to 50% of each class of outstanding shares. Pursuant to its license, however, the Fund may invest in shares representing 50% of each class in general.

E. INVESTING IN THE KOREAN MARKET

Investing in the Korean market may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currency, high rates of inflation, Korean taxes, repatriation restrictions on income and capital, and future adverse political and economic developments.

Moreover, securities issued in this market may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

F. TRANSACTION IN SECURITIES OF AFFILIATED ISSUERS

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions during the period with companies which are or were affiliates are as follows:


                                           Purchases       Sales         Dividend      Market
           Affiliate                        Cost ($)      Cost ($)      Income ($)     Value ($)
     ---------------------------------------------------------------------------------------------

     Hankook Tire Manufacturing Co.          966,541              --          --      3,087,988
     Nam Yang Dairy Products               2,266,317              --          --      1,576,887
     Samsung Fire and Marine Ins. Co.      9,906,279              --          --     12,868,504
     Sewon Co. Ltd.                               --      12,276,484          --             --
     ---------------------------------------------------------------------------------------------
                                          13,139,137      12,276,484          --     17,533,379

[KOREA FUND, INC. LOGO]
The Korea Fund, Inc.
Report of Independent Accountants
================================================================================
TO THE BOARD OF DIRECTORS AND THE SHAREHOLDERS OF THE KOREA FUND, INC.:

We have audited the accompanying statement of assets and liabilities of The Korea Fund, Inc. including the investment portfolio, as of December 31, 1997, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended June 30, 1997, and the financial highlights for the six months ended December 31, 1997 and for each of the five years in the period ended June 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Korea Fund, Inc. as of December 31, 1997, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended June 30, 1997, and the financial highlights for the six months ended December 31, 1997 and for each of the five years in the period ended June 30, 1997 in conformity with generally accepted accounting principles.

Boston, Massachusetts                                  COOPERS & LYBRAND L.L.P.
February 24, 1998

The Korea Fund, Inc.
Stockholder Meeting Results
================================================================================
A Special Meeting of Stockholders (the "Meeting") of The Korea Fund ("Fund") was held on October 21, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder Stevens & Clark, Inc.), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the stockholders (the resulting votes for each matter are presented below). With regard to these proposals, it was recommended that the Meeting be reconvened in order to provide stockholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.


1(A).   To approve the new Investment  Management,  Advisory and  Administration
        Agreement  between  the  Fund  and  Scudder  Kemper  Investments,   Inc.
        (Approved on October 22, 1997.)

                                Number of Votes:
            For            Against            Abstain        Broker Non-Votes*
         26,479,273        176,474             89,868                0



1(B). To approve the new Research and Advisory Agreement between the Fund's investment manager and Daewoo Capital Management Co., Ltd. (Approved on October 22, 1997.)

                                Number of Votes:
            For           Against            Abstain         Broker Non-Votes*
         26,470,572       188,819             86,224                 0



--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

The Korea Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================
The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through State Street Bank and Trust Company, the Plan Agent.

Automatic Participation

   Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Shareholders   who  do  not   participate   in  the  Plan  will  receive  all
distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing  of  Dividends  and Distributions

   If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the mean market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less


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

than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200, 1-800-426-5523.

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

The Korea Fund, Inc.
Officers and Directors
================================================================================
JURIS PADEGS*
    Chairman of the Board and Director

CHANG HEE KIM
    Vice Chairman of the Board and Director

ROBERT J. CALLANDER
    Director

WILLIAM H. GLEYSTEEN, JR.
    Director

DR. SANG C. LEE
    Director

TAI HO LEE
    Director

WILSON NOLEN
    Director

HUGH T. PATRICK
    Director

ROBERT W. LEAR
    Emeritus Founding Director

SIDNEY M. ROBBINS
    Emeritus Founding Director

NICHOLAS BRATT*
    President

BRUCE H. GOLDFARB*
    Vice President and Assistant Secretary

JUDITH A. HANNAWAY*
    Vice President

JERARD K. HARTMAN*
    Vice President

KUN-HO HWANG
    Vice President

YOUNG H. KIM
    Vice President

JOHN J. LEE*
    Vice President

DONG WOOK PARK
    Vice President

THOMAS F. McDONOUGH*
    Vice President, Secretary and Assistant Treasurer

EDWARD J. O'CONNELL*
    Vice President and Assistant Treasurer

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

* Scudder Kemper Investments, Inc.


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